UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 27, 2012
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17851 N. 85th Street, Suite 300, Scottsdale, Arizona 85255
(Address of Principal Executive Offices) (Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective September 27, 2012 Meritage Homes Corporation (the “Company”) entered into an Agreement of Resignation, Appointment and Acceptance, dated as of September 27, 2012, by and among the Company, HSBC Bank USA, National Association (the “Prior Trustee”), and Wells Fargo Bank, National Association (the “Successor Trustee”) with respect to the Indenture for each of the following: 7.731% Senior Subordinated Notes due 2017 and 7.15% Senior Notes due 2020 (each an “Agreement of Resignation and Appointment”). Each Agreement of Resignation and Appointment provides that (1) the Prior Trustee assigns, transfers, delivers, and confirms to the Successor Trustee all right, title, and interest of the Prior Trustee in and to the trust created by the Indenture described in the Agreement of Resignation and Appointment, all the rights, powers, and trusts of the Prior Trustee under the Indenture, and all property and money held by the Prior Trustee under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture, and the Prior Trustee resigns as Trustee, Registrar and Paying Agent under the Indenture, (2) the Company accepts the resignation of the Prior Trustee as Trustee, Registrar and Paying Agent under the Indenture and appoints the Successor Trustee as Trustee, Registrar and Paying Agent under the Indenture, and (3) the Successor Trustee accepts its appointment as Trustee under the Indenture and assumes all the rights, powers, and trusts of the Trustee under the Indenture and with respect to all property and money held or to be held under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture and accepts its appointment as Registrar and Paying Agent under the Indenture.

Copies of the Agreements of Resignation and Appointment are attached to, and incorporated by reference in this Item of this Current Report on Form 8−K, as Exhibits 4.1 and 4.2. The foregoing description of each Agreement of Resignation and Appointment is qualified in its entirety by reference to the full text of the Agreement of Resignation and Appointment.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1    Agreement of Resignation, Appointment and Acceptance, dated as of September 27, 2012, by and among Meritage Homes Corporation, Wells Fargo Bank, National Association and HSBC Bank USA, National Association (7.731% Senior Subordinated Notes due 2017)

4.2    Agreement of Resignation, Appointment and Acceptance, dated as of September 27, 2012, by and among Meritage Homes Corporation, Wells Fargo Bank, National Association and HSBC Bank USA, National Association (7.15% Senior Notes due 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2012

MERITAGE HOMES CORPORATION

/s/	Larry W. Seay
By:	Larry W. Seay
Executive Vice President and Chief Financial Officer

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